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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                           1934 REPORTING REQUIREMENTS


                                    FORM 8-K


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    January 8,2001
                                                 ------------------------------

                           KING PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


          Tennessee                   0--24425                  54-1684963
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(State or other jurisdiction          (Commission            (I.R.S. Employer
       of incorporation)              File Number)          Identification No.)


 501 Fifth Street, Bristol, Tennessee                                 37620
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code    (423) 989-8000
                                                   -----------------------------


                                 Not Applicable
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      (Former name, former address and former fiscal year, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

            Effective January 8, 2001, King Pharmaceuticals, Inc., a Tennessee corporation ("King") obtained an exclusive license from Novavax, Inc., a Delaware corporation ("Novavax") to promote, market, distribute and sell Estrasorb(TM), Novavax's topical, transdermal estrogen replacement therapy, worldwide except in the United States, Canada, Italy, Netherlands, Greece, Switzerland and Spain. King and Novavax will co-market Estrasorb(TM) in the United States and Puerto Rico.

            Effective as of January 8, 2001, King divested its rights to AVC(TM) (sulfanilamide), vaginal anti-infective cream and suppositories, in the U.S. and Puerto Rico to Novavax for $3.3 million.

            Effective January 8, 2001, King entered into a Copromotion Agreement with Novavax. Under this agreement, King and Novavax will jointly market King's product, Nordette(R) (an oral contraceptive) in the United States and Puerto Rico.

            A press release relating to these events was issued on January 8, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements on Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  The following exhibits are filed pursuant to Item 601 of Regulation S-K:


    Exhibit
    Number                      Description
    ------                      -----------

     10.1      Agreement for Purchase and Sale of Assets Relating to AVC(TM)
               Product Line dated as of January 8, 2001, by and between Novavax, Inc. and King Pharmaceuticals, Inc.

     10.2      Copromotion Agreement dated as of January 8, 2001, between
               Novavax, Inc. and King Pharmaceuticals, Inc.

     10.3      Exclusive License and Distribution Agreement dated as of January
               8, 2001, between Novavax, Inc. and King Pharmaceuticals, Inc.

     99.1      Press Release of King Pharmaceuticals, Inc. dated January 8, 2001



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      KING PHARMACEUTICALS, INC.


Date: January 8, 2001

                                      By: /s/ John M. Gregory
                                          ------------------------------------
                                          John M. Gregory
                                          Chairman of the Board and
                                          Chief Executive Officer